Exhibit 99.2

 South Plains Financial  First Quarter 2023  Earnings Presentation  April 27, 2023

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company” or “SPFI”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, the ongoing COVID-19 pandemic, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, general economic conditions, potential recession in the United States and our market areas, the impacts related to or resulting from recent bank failures and any continuation of the recent uncertainty in the banking industry, including the associated impact to the Company and other financial institutions of any regulatory changes or other mitigation efforts taken by government agencies in response thereto, increased competition for deposits and related changes in deposit customer behavior, changes in market interest rates, the persistence of the current inflationary environment in the United States and our market areas, the uncertain impacts of quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, adequacy of loan loss reserves, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. For more information about these factors, please see South Plains’ reports filed with or furnished to the U.S. Securities and Exchange Commission (the “SEC”), including South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

First Quarter 2023 Highlights

South Plains Financial, Inc.

Deposit Growth ***12.0% Annualized***	**Organic Loan Growth** ***5.9% Annualized***	**Net Income** ***$9.2 M***	**Net Interest Margin (1)** ***("NIM") 3.75%***
Uninsured Deposits **17%**	**Loans Held for Investment** ***("HFI") $2.79 B***	***EPS - Diluted*** ***$0.53***	**Average Yield on Loans** ***5.78%***

South Plains' Granular, Core Deposit Franchise Proved to be a Competitive Advantage in Light of the Current Banking Sector Turmoil

- **Total deposits increased $101.6 million, or 12.0% annualized,** to $3.5 billion during 1Q'23 compared to 4Q'22
- Estimated **uninsured deposits** at City Bank comprise **17% of total deposits**, with an average deposit account size of approximately $35 thousand – at the end of 1Q'23
- At the end of 1Q'23, SPFI had **$1.75 billion of total borrowing capacity**
- **Loans held for investment increased 5.9%, annualized,** to $2.79B as compared to 4Q'22. **Metropolitan market loan growth of 5.0%** during 1Q'23
- **Credit metrics were stable through 1Q'23** as the ratio of nonperforming assets to total assets was 19 bps as compared to 20 bps in 4Q'22 and 33 bps in Q1'22
- Subsequent to quarter end, as previously announced, SPFI sold City Bank's wholly-owned subsidiary, Windmark Insurance Agency, Inc. ("Windmark") for **$35.5 million in cash proceeds**, providing further flexibility for investment and capital allocation to create shareholder value

Source: Company documents

(1) Net interest margin is calculated on a tax-equivalent basis
(2) The Bank defines its "major metropolitan markets" to include Dallas, Houston and El Paso, Texas

4

Granular Deposit Base & Ample Liquidity  Total Borrowing Capacity  $1.75 Billion  Source: Company documents  (1) No securities are currently pledged to this program; amount represents securities available to be pledged  Data as of March 31, 2023  5  Total Deposit Base Breakdown  Average deposit account size is approximately $35 thousand  City Bank’s percentage of estimated uninsured deposits was 17%  excludes collateralized public fund deposits  SPFI consolidated percentage was 14%, which further excludes SPFI cash of $98.8 million  SPFI had $1.75 billion of available borrowing capacity, as follows:  $988 million with FHLB of Dallas  $586 million through the Federal Reserve’s Discount Window  $179 million via the Federal Reserve’s Bank Term Funding Program (1)  No borrowings utilized during 1Q’23

 Loan Portfolio  1Q’23 Highlights  Loans HFI increased $40.6 million from 4Q’22, primarily due to organic net loan growth  Organic net loan growth was driven by increases in commercial real estate loans and residential mortgage loans, partially offset by a decrease in residential construction loans  Loans HFI increased $335.0 million from 1Q’22  1Q’23 yield on loans of 5.78%, an increase of 19 bps compared to 4Q’22  Total Loans HFI  $ in Millions  Source: Company documents  6

 Attractive Markets Poised for Organic Growth  El Paso Basin  Dallas / Ft. Worth  Population of 865,000+  Adjacent in proximity to Juarez, Mexico’s growing industrial center and an estimated population of 1.5 million people  Home to four universities including The University of Texas at El Paso  Focus on commercial real estate lending  Largest MSA in Texas and fourth largest in the nation  Steadily expanding population that accounts for over 26% of the state’s population  MSA with the largest job growth in 2022 (+5.9%)  Attractive location for companies interested in relocating to more efficient economic environments   Focus on commercial real estate lending  Houston   Second largest MSA in Texas and fifth largest in the nation  Total Non-Farm Employment was up 5.6% in 2022 compared to 2021  Called the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S  Focus on commercial real estate lending  Lubbock Basin  Population in excess of 320,000 with major industries in agribusiness, education, and trade among others  Home of Texas Tech University – enrollment of 40,000 students  Focus on community bank approach and expanding local relationships  7

 Metropolitan Loan Growth  1Q’23 Highlights  Loans HFI in our Dallas, Houston and El Paso metro markets increased 5.0% annualized in 1Q'23 as compared to 4Q'22  Loans HFI increased 16.2% in 1Q’23 as compared to 1Q’22 in these metro markets and represent 32% of total Bank loans at March 31, 2023.  Expansion of lending team across the Company’s metro markets is driving accelerated loan growth  Existing infrastructure in Dallas, Houston and El Paso can support further growth  New lenders continue to ramp more quickly than anticipated reaching breakeven ahead of plan, on average  El Paso experienced $10mm of paydowns related to two credits in 1Q’23  Total Metropolitan Loans  $ in Millions  Source: Company documents  8  5.00%

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     3/31/23  Commercial C&D  $   154.8  Residential C&D     260.7  CRE Owner/Occ.  307.9  Other CRE Non Owner/Occ.     489.6  Multi-Family     169.0  C&I     370.2  Agriculture     148.4  1-4 Family     485.4  Auto     321.3  Other Consumer     81.4           Total  $  2,788.7  Source: Company documents  Fixed vs. Variable Rate   at 3/31/23  9

 CRE Portfolio  10  Office Highlights  Office is 5.8% of total loans HFI  32% is owner-occupied  Average loan size is $755 thousand  Medical offices comprise 13%  CRE Portfolio ($ in millions)  3/31/2023  Property Type  Total  Multifamily  $169.0  Warehouse  164.9  Retail  163.6  Office – Non-Owner Occ  109.5  Hotel  65.5  Restaurant  64.5  Office – Owner Occ  52.0  Convenience Store  41.1  Other  136.4        Total  $966.5  Source: Company documents  CRE Sector Breakdown

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans totaled $300.3 million  Disciplined underwriting approach to selectively grow indirect auto lending portfolio   Strong credit quality in sector positioned for resiliency across economic cycles:  Super Prime Credit (>719): $183.9 million  Prime Credit (719-660): $84.4 million  Near Prime Credit (659-620): $26.4 million  Sub-Prime Credit (619-580): $5.0 million  Deep Sub-Prime Credit (<580): $0.6 million  Loans past due 30+ days: 14 bps as compared to 26 bps at 12/31/22  Indirect Auto Credit Breakdown  Source: Company documents  Data as of March 31, 2023 unless otherwise indicated  11  Credit score at origination

 Noninterest Income Overview  Noninterest Income  $ in Millions  1Q'23 Highlights  Noninterest income of $10.7 million, compared to $12.7 million in 4Q'22, primarily due to:  A decrease of $1.4 million in income based on the seasonality of insurance activities  Mortgage loan originations declined to $86 million as compared to $125 million in 4Q’22 leading to a decline of $491 thousand in mortgage banking activities revenue  1Q’23 includes a $2.0 million reduction in the fair value of mortgage servicing rights as mortgage rates had declined at the end of the quarter  Noninterest income expected to stabilize as the mortgage market moderates to the current interest rate environment   Source: Company documents  12

 Diversified Revenue Stream  Three Months Ended March 31, 2023  Total Revenues  $45 million  Noninterest Income  $10.7 million  Source: Company documents  13

 Net Interest Income and Margin  Net Interest Income & Margin  $ in Millions  1Q'23 Highlights  Net interest income (“NII”) of $34.3 million, compared to $36.3 million in 4Q'22  1Q'23 NIM of 3.75%, a decrease of 13 bps compared to 4Q'22:  NIM compression was a result of a 39 bps increase in cost of deposits as compared to 4Q’22, prompted by the current banking sector turmoil and related actions to retain liquidity amid the rising interest rate environment  4Q’22 included 9 bps for a purchased loan recovery on one credit  Average noninterest-bearing deposits decreased $125.2 million during 1Q’23  The average yield on loans was 5.78% for 1Q’23, compared to 5.59% for 4Q’22  Source: Company documents  14  3.54%

 Deposit Portfolio  Total Deposits  $ in Millions  1Q'23 Highlights  Total deposits of $3.51 billion at 1Q'23, an increase of $101 million from 4Q'22  Growth in deposits was driven by our strategic focus on liquidity and occurred predominately in public fund deposits  Estimated 17% of total deposits are uninsured  Cost of interest-bearing deposits increased to 2.03% in 1Q'23 from 1.52% in 4Q'22  Average cost of deposits was 136 bps as compared to 97 bps in 4Q'22  Time deposits only represent 8% of total deposits, unchanged during the quarter; represented 10% at 12/31/21  Noninterest-bearing deposits to total deposits was 31.7% in 1Q'23, compared to 33.8% in 4Q'22  Source: Company documents  15

 Credit Quality  1Q'23 Highlights  Credit Quality Ratios  Net Charge-Offs to Average Loans  ACL to Total Loans HFI  Source: Company documents  16  The Company recorded a provision for credit losses of $1.0 million in 1Q’23, compared to $248 thousand in 4Q’22, and a negative provision of $2.1 million for 1Q’22  Continued to largely experience stable credit metrics in the loan portfolio during the first quarter of 2023  Ratio of Allowance for Credit Losses (“ACL”) to loans HFI was 1.42% at 3/31/2023

 Investment Securities  1Q'23 Highlights  Investment securities totaled $698.6 million at 3/31/2023, a decrease of $3.1 million from 12/31/2022  All municipal bonds are in Texas  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration of the securities portfolio was 5.98 years at quarter end   Total unrealized loss was $94.1 million at 3/31/23, due to significant increases in market interest rates since March 2022  1Q'23 Securities Composition  $698.6  million  Securities & Cash  $ in Millions  Source: Company documents  17

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  1Q'23 Highlights  Noninterest expense for 1Q'23 decreased 1.1% from 4Q'22 primarily due to:  Declines in professional services, marketing, and occupancy expense, partially offset by an increase in personnel expense  Included approximately $500 thousand in expenses related to the sale of Windmark  Anticipate noninterest expense to increase in Q2’23 for additional Windmark related transaction costs  Will continue to aggressively manage expenses to drive profitability   Source: Company documents  18

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the   reconciliation of non-GAAP measures to GAAP   Source: Company documents  19

 Strong Capital Base  Tangible Common Equity to Tangible Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  Source: Company documents  Note: Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP   20

 SPFI’s Core Purpose and Values Align: Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP [ALL STAKEHOLDERS] SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding then helping people succeed and live better.   21

 Appendix  22

 Non-GAAP Financial Measures  Source: Company documents  23  For the quarter ended     March 31,  2023     December 31,  2022     September 30,  2022     June 30,  2022     March 31,  2022  Pre-tax, pre-provision income  Net income  $  9,244  $  12,621  $  15,458  $  15,883  $  14,278  Income tax expense  2,391  3,421  3,962  4,001  3,527  Provision for credit losses  1,010  248  (782)  -  (2,085)  Pre-tax, pre-provision income  $  12,645  $  16,290  $  18,638  $  19,884  $  15,720  As of      March 31,  2023     December 31,  2022     September 30,  2022     June 30,  2022     March 31,  2022  Tangible common equity                                            Total common stockholders’ equity  $  367,964     $  357,014     $  $ 341,799     $  $ 364,222     $  $ 387,068  Less:  goodwill and other intangibles     (23,496)        (23,857)        (24,228)        (24,620)        (25,011)                                               Tangible common equity  $  344,468     $  333,157     $  $ 317,571     $  $ 339,602     $  $ 362,057                                               Tangible assets                                            Total assets  $  4,058,049     $  3,944,063     $  $ 3,992,690     $  $ 3,974,724     $  $ 3,999,744  Less:  goodwill and other intangibles     (23,496)        (23,857)        (24,228)        (24,620)        (25,011)                                               Tangible assets  $  4,034,553     $  3,920,206     $  $ 3,968,462     $  $ 3,950,104     $  $ 3,974,733                                               Shares outstanding     17,062,572        17,027,197        17,064,640        17,417,094        17,673,407                                   Total stockholders’ equity to total assets     9.07%     9.05%     8.56%     9.16%     9.68%  Tangible common equity to tangible assets     8.54%     8.50%     8.00%     8.60%     9.11%  Book value per share  $  21.57  $  20.97  $  20.03  $  20.91  $  21.90  Tangible book value per share  $  20.19  $  19.57  $  18.61  $  19.50  $  20.49